UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 25, 2008 (February 22, 2008)

M & F WORLDWIDE CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-13780	02-0423416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 572-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On February 22, 2008, M & F Worldwide Corp., a Delaware corporation (the "Registrant"), completed its previously announced acquisition (the "Acquisition") of all of the limited liability company membership interests of Data Management I LLC ("Data Management"), a wholly-owned subsidiary of NCS Pearson Inc. ("NCS Pearson"), pursuant to the terms of the Membership Interest Purchase Agreement, dated as of February 13, 2008 (the "Purchase Agreement"), by and among the Registrant, NCS Pearson and Pearson Inc.  Data Management designs, manufactures and services scannable data collection products, including printed forms, scanners and related software, and provides survey consulting and tracking services, including medical device tracking, to corporate and government clients.  Prior to the closing, the Registrant assigned the Purchase Agreement to its indirect wholly-owned subsidiary, Scantron Corporation, which upon closing became the direct parent company of Data Management.  The purchase price, paid at closing, was $225 million in cash, subject to post-closing adjustments.

The Registrant used cash on hand to finance the purchase price of the Acquisition and pay transaction fees and expenses.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as an Exhibit to the Registrant's current report on Form 8-K, dated February 14, 2008.

Item 8.01                      Other Events.

On February 22, 2008, the Registrant issued a press release announcing the completion of the Acquisition.  The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days following the date on which this current report on Form 8-K must be filed.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days following the date on which this current report on Form 8-K must be filed.

(c)  Exhibits.

Exhibit 99.1	Press Release dated February 22, 2008 issued by M & F Worldwide Corp. announcing the completion of the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M &F WORLDWIDE CORP.

By:	/s/ Edward P. Taibi
	Name:	Edward P. Taibi
	Title:	Senior Vice President

Date: February 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 22, 2008 issued by M & F Worldwide Corp. announcing the completion of the Acquisition.